                                   Exhibit 99

                              Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                               January 31, 2001

                                                                   Total
                                                                Consolidated
                                                                 (Unaudited)
                                                                 -----------
Assets:
------
Cash and cash equivalents                                        $  17,833,513
Cash in escrow and restricted cash                                  79,636,286
Mortgages receivable, net                                          234,767,656
Retained interests                                                  28,465,049
Due from related parties                                            14,463,533
Other receivables, net                                              52,100,880
Prepaid expenses and other assets                                   13,146,096
Investment in joint ventures                                        20,848,706
Real estate and development costs                                  316,264,922
Property and equipment, net                                        108,466,475
Intangible assets, net                                              72,697,887
                                                                 -------------

                                                                 $ 958,691,003
                                                                 =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           $  86,731,683
Notes payable subject to compromise                                684,435,744
Accounts payable not subject to compromise                          18,483,307
Accrued liabilities                                                 69,750,106
Notes payable not subject to compromise                             45,844,634
Deferred income taxes                                                6,066,051
                                                                 -------------
                                                                   911,311,525

Stockholders' equity                                                47,379,478
                                                                 -------------

Total liabilities and equity                                     $ 958,691,003
                                                                 =============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                              Sunterra Corporation
                  Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                      For the Month Ended January 31, 2001


                                                                   Total
                                                                Consolidated
                                                                 (Unaudited)
                                                                 -----------
Revenues:
--------
Vacation interests sales                                        $  6,653,303
Interest income                                                    2,937,112
Other income (loss)                                                1,311,517
                                                                ------------
     Total revenues                                               10,901,932
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   1,398,864
Advertising, sales and marketing                                   5,905,963
Provision for doubtful accounts                                       40,228
Loan portfolio expenses                                              840,413
General and administrative                                         3,426,267
Depreciation and amortization                                      1,954,429
                                                                ------------
Total costs and operating expenses                                13,566,164
                                                                ------------

Income (loss) from operations                                     (2,664,232)

Interest expense                                                   2,389,362
Other nonoperating expenses                                                -
Realized (gain) on available-for-sale securities                           -
Equity (gain) on investment in joint ventures                       (252,047)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                   300,181
     Interest (Income)                                               (58,256)
     Professional Services                                         2,525,679
                                                                ------------

Income (loss) before provision for taxes                          (7,569,151)

Provision for income taxes                                          (223,170)
                                                                ------------
Net income (loss)                                               $ (7,345,981)
                                                                ============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.

                                                                      Form No. 5
                                                                        (page 1)

                        UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                                 )         Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,           )           00-5-6967-JS, 00-5-8313-JS
                                       )                  (Chapter 11)
           Debtors                     )          (Jointly Administered under
                                                     Case No. 00-5-6931-JS)


MONTHLY OPERATING REPORT Calendar Month Jan. 1 through  Jan. 31, 2001
                                        ---------------------------------

                       FINANCIAL BACKGROUND INFORMATION


1.   ACCOUNT STATUS:     Cash _____________Accrual____________ X

2. PREPARER: State the name, address, telephone number and person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     -------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     -------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                      575
                                                                ---
     Current number of employees                                575
                                                                ---
     Gross monthly payroll:
          Officers, directors and principals                    $  157,077
                                                                ----------
          Other employees                                       $1,861,258
                                                                ----------
     All post-petition payroll obligations

     including payroll taxes are current.  Exceptions:  None
                                                        ----

4.   Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
     OPERATIONS since the last reporting period?  Yes ____    No  X .  If yes,
                                                                 ---
     explain:

     ___________________________________________________________________________

     ___________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
      Yes  X   No ____  Not Applicable ____
          ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

          Collected this Period           $________________

          Ending Balance                  $________________

7.    POST-PETITION ACCOUNTS RECEIVABLE:
      Calculation still in process, will supply at a later date. See Note below 0-30 Days:$________ 31-60 Days:$________ Over 60 Days: $________

                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable and A/R Inventory. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information. The A/R Inventory consists of vacation intervals related to mortgages receivable that are in the process of being deeded back to the Debtors. The Debtors are in the process of analyzing this inventory and will be able to supply additional details in the near future.

8. POST-PETITION ACCOUNTS PAYABLE:
   0-30 Days:  $1,468,806  31-60 Days: $1,133,678  Over 60 Days: $1,055,421
               ----------              ----------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 --------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9. TAXES:  Are all taxes being paid to the proper taxing authorities when
   due?  Yes  X     No ____. See Note below
             ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.   BANK ACCOUNTS:  Have you changed banks or any other financial institution
      during this period: Yes ___    No  X
                                        ---

   If yes, explain:    See Attachment D
                       ---------------------------------------------------------

________________________________________________________________________________

________________________________________________________________________________

                                                                        (page 3)

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
    all current? Yes  X     No ____.
                     ---

    If no, explain:_____________________________________________________________

________________________________________________________________________________

12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck ____________________        Liability  _____________________

     Fire           ____________________        Workers Comp  __________________

     Other          ____________________        Expires: _______________________


13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from
     control or custody of any asset of the estate? Yes ____    No  X .
                                                                   ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)?  Yes ___  No .
                                                                           ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern
     value of the assets of the debtor? Yes  X    No ____
                                            ---

     If no, explain: ___________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as herein (including sales by creditors)? Yes __No X .
                                                      ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________
     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------

     See Attachment A.

                                                                        (page 4)

Brief Description of Asset
--------------------------

     See Attachment A.

Projected Income
----------------

     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the
description. Indicate if notice(s) attached. Yes:  X   See Attachment A.
                                                  ---


15.   PAYMENTS TO SECURED CREDITORS during Reporting Period:

                     Frequency of  Amount            Next        Post-Petition
                     Payments per  of Each           Payment     Pmts. Not Made
Creditor             Contract      Payment           Due         No. Amt
--------------------------------------------------------------------------------
Finova (endpaper)                  None
--------------------------------------------------------------------------------
First Union                        None
--------------------------------------------------------------------------------
Ableco Financing                   $520,219
--------------------------------------------------------------------------------
98-A Securitization                $1,587,728 principal and interest
--------------------------------------------------------------------------------
99-A Securitization                $1,662,356 principal and interest
--------------------------------------------------------------------------------
99-B Securitization                $1,129,388 principal and interest
--------------------------------------------------------------------------------
GE Capital (Matrix leases )        None
--------------------------------------------------------------------------------
Unicap (Matrix Funding)            None
--------------------------------------------------------------------------------

                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:


Professional Name                                    Type of Service Rendered                      Fees Paid
-------------------------------------------------------------------------------------------------------------
A&P Corporate Advisors                               Professional Fees                                 61,626
Alston & Bird LLP                                    Legal Fees                                         1,353
Bankruptcy Services LLC                              Professional Fees                                  5,616
Berman, Marshall F                                   Legal Fees                                         2,750
Brown & Bunch                                        Legal Fees                                         1,663
DeConcini McDonald Yetwin Lacy                       Legal Fees                                        11,597
Dewey Ballantine LLP                                 Legal Fees                                           615
Fleishman, David M.                                  Legal Fees                                         1,662
Foley & Lardner                                      Legal Fees                                        11,055
Fried, Frank, Harris, Shriver & Jacobson             Legal Fees                                       106,556
Goldman Toy & Associates Inc                         Legal Fees                                         1,576
Greenstein Starr Gerstein & Rinaldi                  Legal Fees                                            91
Holland & Knight                                     Legal Fees                                       124,215
Jay Alix & Assoc.                                    Professional Fees                                100,000
Jeffries & Company                                   Professional Fees                                 62,147
KPMG                                                 Professional Fees                                638,105
Latham & Watkins                                     Legal Fees                                           913
Lowther,Johnson,Joyner,Lowter,Cully                  Legal Fees                                           220
Page, Mracheck, Fitzgerald & Rose                    Legal Fees                                         5,177
Paul Hastings, Janofsky & Walker                     Legal Fees                                        48,948
Schreeder Wheeler & Flint LLP                        Legal Fees                                        58,200
Shapiro, Sher & Guinot                               Legal Fees                                        42,199
Whiteford Taylor & Preston                           Legal Fees                                       281,829
                                                                                                   ----------
                                                     Legal & Professional                          $1,568,111
                                                                                                   ==========


17.    QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
       Monthly Disbursements:     For the month of January:
       (calendar quarter)         Quarter 4 fees paid  NONE
                                                     ----------

                                                                        (page 6)

VERIFICATION

   I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief. The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.


Dated:              April 23, 2001
                  -----------------------


                  DEBTOR IN POSSESSION

By:                /s/ Lawrence E. Young
                  ------------------------

Name/Title:       Lawrence E. Young CFO
                  ------------------------

Address:          1781 Park Center Drive, Orlando, Florida 32835
                  ----------------------------------------------

Telephone:         (407)532-1000
                  ---------------

REMINDER:         Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                 ATTACHMENT A
                                 ------------
                                       to
                            Monthly Operating Report
                     Sunterra Corp., et al., January, 2001
                     -------------------------------------

     The following motions to sell assets of the Debtors were pending during the month of January 2001:

          Motion for Approval of (I) Sale of Real Property Free and Clear of Liens and Encumbrances and (II) Assumption of Related Executory Contract (40 Acres, James City County, Virginia) (filed August 31,
          2000); and

          Motion for Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances (The Savoy, Miami Beach, FL) (filed October 5, 2000) was granted on January 8, 2001; and

          Motion for Approval of Assumption and Assignment of Leases (Premier Vacations) (filed November 28, 2000).

     Also in January, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in January 2001.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company &           Policy
Coverage            Policy Number       Period    Limits/Deductible                  Premium        Comments
--------            -------------       ------    -----------------                  -------        --------
Primary General     American Safety     8/1/00-   $2,000,000 Aggregate;              $  450,000     McGriff Broker
 Liability          Risk Retention      8/1/01    $2,000,000 Products/               $   22,500     Covers all Sunterra Corp's.
                                                  Completed Operations               Taxes/         locations except Lake
                                                  Aggregate;                         Fees           Arrowhead, Hawaii resorts
                                                  $1,000,000 Personal &                             and St. Maarten resorts
                                                  Advertising Injury;
                                                  $1,000,000 Each Occurrence;
                                                  $50,000 Fire Legal;
                                                  $1,000,000 EBL;
                                                  $1,000,000 Liquor Liability;
                                                  $5,000 Deductible
General Liability   American Safety     8/1/00-   Covers $5,000 per occurrence       $  175,000     McGriff Broker
Stop Loss           Risk Retention      8/1/01    deductible on the primary G/L
Aggregate Fund                                    policy for 12 months
Excess General      Great American      3/1/00-   $50M each occurrence/ $50M         $   57,500     McGriff Broker as above
Liability           Insurance           3/1/01    aggregate where applicable;
                    Company                       Excess of scheduled underlying
                    #TUU3577947                   policy
Excess General      Indemnity           3/1/00-   $50M each occurrence/ $50M         $   29,000     McGriff Broker as above
Liability           Insurance           3/1/01    aggregate where applicable/
                    Company of                    excess of $50M each
                    North America                 occurrence/ $50M aggregate
                    #G20115476
Foreign Liability   Fireman's Fund      3/1/00-   $1,000,000 Commercial GL;          $   65,884     McGriff Broker
DIC                 Insurance           3/1/01    $1,000,000 Contingent Auto                        Covers claims brought against
General Liability   Company                       Liability;                                        Sunterra Corp. and subsidiaries
Cover               #IDC68279405                  $1,000,000 Employers Liability                    for claims/ accidents occurring
                                                                                                    outside the USA which are
                                                                                                    litigated/ filed in the USA
Property Policy     Lloyds of           3/1/00-   $2.5 million annual aggregate      $1,842,776     McGriff Broker
                    London              3/1/01                                                      Covers all Sunterra Corp's.
                    168601L                                                                         owned or managed resorts, except
                                                                                                    for Lake Arrowhead and the St.
                                                                                                    Maarten resorts
Property Policy     Lloyds of
                    London              3/1/00-   $2.5 million excess of $2.5        $947,726       McGriff Broker
                    168602L             3/1/01    million annual aggregate for all                  Excess property covers 2/nd/
                                                  perils, separately for Flood and                  layer; $5 million in combined
                                                  Earthquake                                        property, business interruption
                                                                                                    and continuing expenses
                                                                                                    coverage.  This policy will drop
                                                                                                    down and become primary if the
                                                                                                    above policy limits are
                                                                                                    exhausted.
Property Policy     Indemnity Ins.      3/1/00-   $20 million excess of $2.5         $436,832       McGriff Broker
                    Co. of North        3/1/01    million per occurrence, which in                  Excess property covers 3/rd/
                    America                       turn excess of $2.5 million                       layer; $25 million in combined
                    GPAD34572707                  annual aggregate for all perils,                  property, business interruption
                                                  separately for Flood and                          and continuing expenses coverage
                                                  Earthquake
Property Policy     Lloyds of           3/1/00-   $50 million excess $22.5 million   $92,163       McGriff Broker
                    London/Royal        3/1/01    except California Earthquake                     Excess property 4/th/ layer; $75
                    Surplus Lines -               ($30 million excess $22.5                        million in combined property,
                    Each $25M part                million per occurrence, which in                 business interruption and
                    of $50M                       turn excess of $2.5 million                      continuing expenses coverage
                    168603L                       annual aggregate for all perils)

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company &           Policy
Coverage            Policy Number       Period    Limits/Deductible                  Premium        Comments
--------            -------------       ------    -----------------                  -------        --------
Property Policy     Indemnity           3/1/00-   $50 million excess of $72.5        $102,693       McGriff Broker
                    Insurance Co. of    3/1/01    million per occurrence, which in                  Excess property 5/th/ layer;
                    North America                 turn, excess of $2.5 million                      $125 million in combined
                    KHD314576                     annual aggregate for all perils                   property, business interruption
                                                                                                    and continuing expense coverage.
                                                                                                    Note primary policy limits are
                                                                                                    aggregate; in the event this is
                                                                                                    depleted, there will be $122.5
                                                                                                    million
Boiler and          Travelers           3/1/00-   $50,000,000                        $ 17,994       McGriff Broker
Machinery           Insurance           3/1/01                                                      Covers all Sunterra Corp's.
Coverage            Company                                                                         locations and resorts except
                    #M5JBMG272K9361                                                                 St. Maarten and Lake Arrowhead
HOA D&O Policy      National Union      11/1/00-  $5,000,000 limit                                  Marsh Broker
                    Fire Insurance      11/1/01   $5,000 deductible                                 Individual D&O policies for HOA
                    Co. #004738335                                                                  Boards
                                                                                     $  3,000       AOAO Poipu Point
                                                                                                    AOAO Hawaiian Monarch
                                                                                     $  3,000       Breakers of Ft. Lauderdale Condo
                                                                                                    Assoc.
                                                                                     $  3,000       Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc.
                                                                                     $  2,000       Carambola Beach Resort Owners
                                                                                                    Assoc. Inc.
                                                                                     $  2,000       Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc.
                                                                                     $  5,000       Cypress Pointe II Condo Assoc.
                                                                                     $  3,000       Cypress Pointe Resort at Lake
                                                                                                    Buena Vista Condo Assoc.
                                                                                     $  3,000       Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc.
                                                                                     $  3,000       Gatlinburg Town Square Members
                                                                                                    Assoc.
                                                                                     $  3,000       Gatlinburg Town Square Master
                                                                                                    Assoc.
                                                                                     $  3,000       Grand Beach Resort Condo Assoc.
                                                                                     $  3,000       Greensprings Plantation Resort
                                                                                                    Owners Assoc.
                                                                                     $  3,000       Lake Tahoe Vacation Ownership
                                                                                                    Resort Owners' Assoc.
                                                                                     $  2,000       Mountain Meadows Timeshare
                                                                                                    Owners' Assoc.
                                                                                     $  3,000       Plantation at Fall Creek Condo
                                                                                                    Assoc.
                                                                                     $  3,000       Poipu Point Vacation Owners'
                                                                                                    Assoc.
                                                                                     $  3,000       Polynesian Isles Resort Condo IV
                                                                                                    Assoc.
                                                                                     $  2,000       Polynesian Isles Resort Master
                                                                                                    Assoc.

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company &           Policy
Coverage            Policy Number       Period    Limits/Deductible                  Premium        Comments
--------            -------------       ------    -----------------                  -------        --------
HOA D&O Policy -    National Union      11/1/00-  $5,000,000 limit                                  Marsh Broker
Continued           Fire Insurance      11/1/01   $5,000 deductible                                 Individual D&O policies for HOA
                    Co. #004738335                                                                  Boards
                                                                                    $     2,000     Polynesian Isles Resort Condo
                                                                                                    Assoc.
                                                                                    $     5,000     Powhatan Plantation Owners
                                                                                                    Assoc.
                                                                                    $     3,000     The Ridge on Sedona Golf Resort
                                                                                                    Owners' Assoc.
                                                                                    $     3,000     Ridge Pointe Property Owners
                                                                                                    Assoc.
                                                                                    $     3,000     Royal Dunes Beach Villas at Port
                                                                                                    Royal Resort Owners' Assoc.
                                                                                    $     5,000     Scottsdale Villa Mirage Resort
                                                                                                    Owners' Assoc.
                                                                                    $     3,000     Sedona Springs Resort Owners'
                                                                                                    Assoc.
                                                                                    $     3,000     Sedona Summit Resort Owners'
                                                                                                    Assoc.
                                                                                    $     2,000     The Savoy on South Beach Condo
                                                                                                    Assoc., Inc.
                                                                                    $     2,000     Town Village Resort Condo
                                                                                                    Assoc., Inc.
                                                                                    $     5,000     Scottsdale Villa Mirage Resort
                                                                                                    Condo Assoc. Inc.
                                                                                    $     5,000     Vacation Timeshare Owners Assoc.
                                                                                    $     2,000     Villas de Santa Fe Condo Assoc.
                                                                                    $     2,000     Villas at Poco Diablo Assoc.
                                                                                    $     2,000     Villas on the Lake Owners
                                                                                                    Assoc.
Corporate           Genesis Insurance   1/27/01-  $10,000,000                       $   100,000     Marsh Broker
Directors &         Co. #YB001931       1/27/02                                                     Aggregate limits of $25 million
Officers                                                                                            through end of current policy
                                                                                                    period
Corporate           Genesis Insurance   1/27/01-  $10,000,000 x 15 million          $    50,000     Marsh Broker
Directors &         Co. #YXB001937      1/27/02
Officers
Corporate           Twin City Fire      1/27/01-  $ 5,000,000 x 10 million          $    35,000     Marsh Broker
Directors &         Insurance Co.       1/27/02
Officers            (Hartford) #NDA
                    0131223-00
Corporate           Genesis Insurance   1/27/01-  $ 5,000,000 Primary               $   647,500
Directors &         Co. #YXB002299      1/27/02
Officers
Corporate           Gulf Insurance      1/27/01-  $5,000,000 X $ 5,000,000          $   323,750
Directors &         Company #GA0723854  1/27/02
Officers
Corporate           Twin City Fire      1/27/01-  $5,000,000 X $10,000,000          $   242,813
Directors &         Insurance Co.       1/27/02
Officers            (Hartford) #NDA
                    0131223-01
Corporate           Greenwich           1/27/01-  $5,000,000 X $15,000,000          $   160,000
Directors &         Insurance Co.       1/27/02
Officers            (XL - Capitol)

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company &           Policy
Coverage            Policy Number       Period       Limits/Deductible                Premium         Comments
--------            -------------       ------       -----------------                -------         --------
Corporate                               1/27/01-     $5,000,000 X $20,000,000         $150,000
Directors &                             1/27/02
Officers
Professional        Philadelphia        6/1/00-      $5,000,000                       $75,000         Marsh Broker
Liability E&O       Indemnity Binder    6/1/01       $   10,000 deductible                            E&O coverage for mortgage
                    #234514                                                                           banking, resort management and
                                                                                                      independent brokers by
                                                                                                      endorsement
Workers             Greenwich Insurance 6/15/00-     $1,000,000 limit per accident;   $1,374,488      McGriff Broker
Compensation        WGO00003461         6/15/01      $1,000,000 Disease policy limit; $3,257          Covers all states except
                                                     $1,000,000 Disease - each        Taxes/ Fees     Hawaii, Nevada, Washington
                                                     employee                                         and U.S. Virgin Islands
Workers             TIG Insurance       6/15/00-     $1,000,000 limit per accident;   $365,475        Marsh Honolulu broker
Compensation                            6/15/01      $1,000,000 Disease policy                        Coverage Hawaii locations -
                                                     limit;
                                                     $1,000,000 Disease - each                        Marc, Embassy Poipu, Kaanapali
                                                     employee                                         and Sunterra Pacific resorts
EPL                 Lexington           4/8/00-      $15,000,000 each insured event   $256,110        Marsh
                                                                                      (does not       EPL coverage extends to
                    #107-9818           4/8/01       $15,000,000 total aggregate      include         independent contractors and
                                                     policy period limit              E&S or other    claims against Sunterra for
                                                     $50,000 deductible               applicable      acts of independent
                                                                                      taxes)          contractors
Hawaii GL Policy    TIG Insurance Co.   3/1/00-      $1,000,000 each occurrence       $126,555        Marsh Honolulu broker
                    #T631404954         3/1/01       $50,000 fire damage                              Insures Marc Resorts and
                                                     $5,000 medical expenses                          Sunterra Pacific resort
                                                     $1,000,000 personal injury                       locations in Hawaii
                                                     $2,000,000 general aggregate
                                                     $2,000,000 products/completed
                                                     operations aggregate
                                                     $1,000 deductible
General Liability   TIG Insurance Co.   3/1/00-      $2,000,000 aggregate             $8,663          McGriff Broker
Ridge Spa and       #T7003750051203     3/1/01       $1,000,000 occurrence                            Separate policy for spa and
Racquet Club                                         $300,000 fire damage                             health club
                                                     $5,000 medical expense
Marina Operators    CIGNA Insurance     3/1/00-      $2,000,000 protection and        $18,121         McGriff Broker
                                                     indemnity                                        Plantation at Fall Creek,
Liability           Company Y05722652   3/1/01       $1,000,000 rental liability                      Villas on the Lake,
                                                     $100,000 per vessel Bailees                      Powhatan Plantation
                                                     $1,000,000 per occurrence                        Campground and Marina
                                                     Bailees
                                                     $1,000 deductible
Comprehensive 3D    National Union      2/28/00-     $200,000 single loss             $2,500          Marsh Broker
Policy (#10/81)     Fire Insurance      2/28/01      $2,500 deductible single loss                    Employee dishonesty coverage
for Island Colony   Co. #860-60-05
Comprehensive 3D    National Union      2/18/00-     $200,000 single loss             $2,500          Marsh Broker
Policy (#10/81)     Fire Insurance      2/18/01      $2,500 deductible single loss                    Employee dishonesty coverage
for Poipu Point     Co. #008-606-508
Blanket Crime       National Union
Policy              Fire Insurance      9/1/00-      $ 3,000,000                      $30,012         Marsh Broker
                    Co. of Pittsburgh,  8/31/01      $25,000 deductible                               Covers all Sunterra Corp.
                    PA #473-30-27                                                                     locations and managed
                                                                                                      locations

Sunterra Resorts Policy Register 2000 - 2001                        Attachment B
--------------------------------------------

Type of             Company &              Policy
Coverage            Policy Number          Period        Limits/Deductible            Premium         Comments
--------            -------------          ------        -----------------            -------         --------
St. Maarten         Allianz Royal          7/12/00-      $43,603,000 loss limit       $1,202,784      McGriff Atlanta
 Property           Nederland              7/12/01       $10,000 deductible per
 Insurance                                               occurrence 2% TIV
                                                         deductible for flood
                                                         and wind
Boiler & Machinery  Travelers Insurance    7/12/00-      $30,000,000                  $   11,399      McGriff Atlanta
St. Maarten         Company BMG532X4032    7/12/01

Foreign Liability   Zurich                 7/12/00-      $1,000,000 aggregate         $   11,000      McGriff Atlanta
Contingent                                 7/12/01       $500,000 each occurrence
Automobile                                               $1,000,000 fire legal
Liability,                                               $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Blanket Auto and    TIG Insurance Co.      3/1/00-       $1,000,000 Bodily injury     $   94,050      Marsh Honolulu
Garagekeepers       #31403609              3/1/01        per accident
Policy                                                   $1,000,000 property damage
                                                         per incident
                                                         $1,200,000 garage keepers
                                                         annual aggregate
                                                         $500/$500 collision/ comp/
                                                         garage deductible

Sunterra Corporation et al., Debtors                                                                      Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2001

Property Name                  Acct. Title                         Bank Name                      Bank Account #           ABA#
---------------------------------------------------------------------------------------------------------------------------------
Coral Sands                                                      Bank of America                  003064479205         111000012
Cypress Pointe                                                   Bank of America                  003064463813         111000012
Cypress Pointe                 Cypress Pointe Master
                               Acct                              First Union National Bank        2090002394159        063000021
Cypress Pointe                 Cypress Pointe IH Sales &
                               Mktg                              First Union National Bank        2020000577485        063000021
Cypress Pointe                                                                         none           none                none
Cypress Pointe                 Cypress Pointe Resort In
                               House Sales and                   First Union National Bank        2020000576169        063000021
Cypress Pointe                 CPR Petty Cash Spiff Acct         First Union National Bank        2090000321205        063000021
EVR Grand Beach                Schreeder Wheeler & Flint
                               Acting Escrow Agent               First Union National Bank        2090001812807        063000021
EVR Grand Beach                                                  Bank of America                  003064413944         111000012
EVR Grand Beach                Resort Marketing Payroll          First Union National Bank        2090001461274        063000021
EVR Grand Beach                Resort Marketing Petty
                               Cash                              First Union National Bank        2090000740365        063000021
EVR Lake Tahoe                 RMI, Inc Brokers Trust
                               Account                           Wells Fargo Bank                  0314901042          121000248
EVR Lake Tahoe                                                   none                                 none                none
EVR Lake Tahoe                                                   none                                 none                none
EVR Lake Tahoe                 Lake Tahoe Resort
                               Partners, LLC                     Wells Fargo Bank                  0059011684          121000248
EVR Lake Tahoe                 RMI, Inc. Lake Tahoe
                               Payroll Acct                      Wells Fargo Bank                  0901069161          121000248
EVR Lake Tahoe                 Resort Marketing
                               International                     Wells Fargo Bank                  0901069187          121000248
EVR Lake Tahoe                                                   none                                 none                none
First American Tour & Travel                                     Ozark Mountain Bank                000086174
First American Tour & Travel   Resort Marketing
                               International                     First Union National Bank        2090002394968        063000021
First American Tour & Travel                                     none                                 none                none
Flamingo Beach                                                   none                                 none                none
Flamingo Beach                                                   none                                 none                none
Flamingo Beach                 Merchant                          Windward Island Bank               20018209              N/A
Flamingo Beach                                                   First Union National Bank        2090001067487        063000021
Flamingo Beach                 Operating                         Windward Island Bank               20018100              N/A
Flamingo Beach                 French Franc's                    Banque Francaise Commerciale       602148390             N/A
Flamingo Beach                 French Usds                       Banque Francaise Commerciale      60639999088            N/A
Flamingo Beach                 RMI Flamingo CVOA                 First Union National Bank        2090001067623        063000021
Flamingo Beach                 AKGI Flamingo CVOA                First Union National Bank        2090001067856        063000021
Flamingo Beach                 Payroll Usd                       Windward Island Bank               20018002              N/A
Flamingo Beach                 Payroll Naf                       Windward Island Bank               20145702              N/A
Ft. Lauderdale Beach                                             none                                 none                none
Ft. Lauderdale Beach                                             First Union National Bank        2000001995594        063107513
Ft. Lauderdale Beach           RMI, DBA Sunterra
                               Resorts, Beach Encore
                               Escrow                            First Union National Bank        2020000577142        063107513
Ft. Lauderdale Beach                                             none                                 none                none
Gatlinburg (Bent Creek)        SWF-Escrow                        Bank First                         04806220           064204198
Gatlinburg (Bent Creek)        Sunterra Resorts, Inc.            Mountain National Bank             104004783          064208437
Gatlinburg (Town Square)                                         none                                 none                none

Sunterra Corporation et al., Debtors                                                                                   Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2001


Property Name                   Acct. Title                                            Bank Name
-------------------------------------------------------------------------------------------------------------------------
Gatlinburg (Town Square)        Escrow-SWF                                             Bank First
Gatlinburg (Town Square)        Money Market                                           First Union National Bank
Gatlinburg (Town Square)        Master                                                 Union Planters
Gatlinburg (Town Square)        MMG Development Corp.
                                c/o Signature Resorts Inc.                             Amsouth Bank
Gatlinburg (Town Square)                                                               none
Gatlinburg (Town Square)                                                               none
Gatlinburg (Town Square)        Berkely Four Seasons Vacations                         SunTrust
Gatlinburg (Town Village)       Escrow-SWF                                             Bank First
Harbour Lights                                                                         none
Harbour Lights                                                                         none
Harbour Lights                                                                         none
National Programs                                                                      none
Northern VA Sales Ctr                                                                  First Union National Bank
Northern VA Sales Ctr                                                                  Bank of America
Northern VA Sales Ctr                                                                  First Union National Bank
Ownershares                                                                            none
Palm Springs                                                                           none
Plantation at Fall Creek                                                               none
Plantation at Fall Creek                                                               none
Plantation at Fall Creek                                                               Bank of America
Polynesian Isles                                                                       First Union National Bank
RMI Carlsbad                    Encore Account                                         Wells Fargo Bank
RMI Carlsbad                                                                           none
RMI Myrtle Beach                                                                       Bank of America
RMI Myrtle Beach                                                                       none
RMI Myrtle Beach                RMI Myrtle Beach Payroll                               Bank of America
RMI National                    Resort Marketing Int's Offsite Operating               First Union National Bank
RMI National                    RMI Offsite PR#2                                       First Union National Bank
RMI Orlando                                                                            none
RMI Orlando                     Premier Vacations Inc                                  Amsouth Bank
RMI Orlando                                                                            none
RMI Orlando                     RMI Cypress Payroll Acct                               First Union National Bank
Royal Palm                                                                             none
Royal Palm                                                                             First Union National Bank
Royal Palm                      French Franc's                                         Banque Francaise Commerciale
Royal Palm                                                                             none
Royal Palm                      Merchant                                               Windward Island Bank
Royal Palm                      AKGI Royal Palm CVOA                                   First Union National Bank
Royal Palm                      Operating                                              Windward Island Bank
Royal Palm                      Payroll Naf                                            Windward Island Bank
Royal Palm                      Payroll Usd                                            Windward Island Bank
Royal Palm
Royal Palm                      RMI Royal Palm CVOA                                    First Union National Bank
San Luis Bay                                                                           none
San Luis Bay                    Rental                                                 Wells Fargo Bank
Savoy                                                                                  First Union National Bank
Savoy                           Savoy Payroll Account                                  First Union National Bank
Scottsdale Villa Mirage         All Seasons Realty Inc Voucher                         Bank One Arizona
Scottsdale Villa Mirage                                                                Bank of America

Property Name                   Bank Account #             ABA#
--------------------------------------------------------------------
Gatlinburg (Town Square)          04806476                064204198
Gatlinburg (Town Square)        2976374109798
Gatlinburg (Town Square)         3550006721
Gatlinburg (Town Square)         3720224672
Gatlinburg (Town Square)            none                     none
Gatlinburg (Town Square)            none                     none
Gatlinburg (Town Square)           5654300
Gatlinburg (Town Village)         04807618                064204198
Harbour Lights                      none                     none
Harbour Lights                      none                     none
Harbour Lights                      none                     none
National Programs                   none                     none
Northern VA Sales Ctr           2050000284285             063000021
Northern VA Sales Ctr           004112989329
Northern VA Sales Ctr           2050000283493             063000021
Ownershares                         none                     none
Palm Springs                        none                     none
Plantation at Fall Creek            none                     none
Plantation at Fall Creek            none                     none
Plantation at Fall Creek        002863355107
Polynesian Isles                2000001995578
RMI Carlsbad                     0435245261               121000248
RMI Carlsbad                        none                     none
RMI Myrtle Beach                 3751477277               111000012
RMI Myrtle Beach                    none                     none
RMI Myrtle Beach                 3751477264               111000012
RMI National                    2090001067814             063000021
RMI National                    2000006246358             063000021
RMI Orlando                         none                     none
RMI Orlando                      3720096828                63104668
RMI Orlando                         none                     none
RMI Orlando                     2090001686567             063000021
Royal Palm                          none                     none
Royal Palm                      2090001067490             063000021
Royal Palm                       60214829097                 N/A
Royal Palm                          none                     none
Royal Palm                        20017310                   N/A
Royal Palm                      2090001067869             063000021
Royal Palm                        20017201                   N/A
Royal Palm                        20145604                   N/A
Royal Palm                        20017103                   N/A
Royal Palm  606399890
Royal Palm                      2090001461766             063000021
San Luis Bay                        none                     none
San Luis Bay                     0901069831
Savoy                           2020000608477             063000021
Savoy                           2090002394654             063000021
Scottsdale Villa Mirage           1316-4987               122100024
Scottsdale Villa Mirage           252962179

Sunterra Corporation et al., Debtors                                                                                   Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2001


Property Name                          Acct. Title                                                   Bank Name
-------------------------------------------------------------------------------------------------------------------------
Scottsdale Villa Mirage                All Seasons Realty Inc SVM Function & Activities              Bank One Arizona
Scottsdale Villa Mirage                                                                              none
Scottsdale Villa Mirage                Resort Marketing Int'l                                        Bank One Arizona
Scottsdale Villa Mirage                Resort Marketing Int'l                                        Bank One Arizona
Scottsdale Villa Mirage                All Seasons Resorts Inc. Scottsdale Spiff Account             Bank One Arizona
Sedona Properties                      RMI Comm                                                      Bank One Arizona
Sedona Properties                                                                                    Bank of America
Sedona Properties                      All Seasons                                                   Bank One Arizona
Sedona Properties                      All Seasons Realty-Activities Clearing Acct                   Bank One Arizona
Sedona Properties                      RMI Payroll                                                   Bank One Arizona
Sedona Properties                      All Seasons Resorts Inc-Fees Acct                             Bank One Arizona
Sedona Properties                      Ridge at Sedona Golf Resort                                   Bank One Arizona
Sedona Properties                      All Seasons Realty Inc-Functions Acct                         Bank One Arizona
Sedona Properties                      Ridge at Sedona Golf Resort                                   Bank One Arizona
Sedona Properties                      All Seasons                                                   Bank One Arizona
St. Croix - Carambola                  Capital Reserve                                               The Bank of Nova Scotia
St. Croix - Carambola                  Hotel Merchant                                                The Bank of Nova Scotia
St. Croix - Carambola                                                                                none
St. Croix - Carambola                  Development Operating                                         The Bank of Nova Scotia
St. Croix - Carambola                                                                                none
St. Croix - Carambola                                                                                Chase Manhattan Bank
St. Croix - Carambola                  Hotel Operating                                               The Bank of Nova Scotia
St. Croix - Carambola                                                                                none
St. Croix - Carambola                  RMI Carambola Property Payroll                                The Bank of Nova Scotia
St. Maarten, NV                                                                                      Windward Island Bank
Sunterra Corporation                   Signature Resorts Inc                                         Bank of America
Sunterra Corporation                   Sunterra Corporation, Credit Card                             First Union National Bank
Sunterra Corporation                   Signature Resorts Inc                                         First Union National Bank
Sunterra Corporation                   Signature Resorts Inc                                         Fidelity Investments
Sunterra Corporation                   Sunterra Corporation                                          Salomon Smith Barney
Sunterra Corporation                   Signature Resorts Operating                                   First Union National Bank
Sunterra Corporation                   Sunterra Corporation-Operating                                First Union National Bank
Sunterra Corporation                   Sunterra Corporation-Payroll                                  First Union National Bank
Sunterra Corporation                                                                                 Bank of America
Sunterra Corporation                                                                                 none
Sunterra Corporation                                                                                 none
Sunterra Finance                                                                                     LaSalle National Bank
Sunterra Finance                                                                                     Bank One Arizona
Sunterra Finance                                                                                     Bank One Arizona
Sunterra Finance                                                                                     Old Kent Bank
Sunterra Finance                                                                                     Bank One Arizona
Sunterra Finance                                                                                     Bank One Arizona

Property Name                         Bank Account #                ABA#
----------------------------------------------------------------------------
Scottsdale Villa Mirage                   2323-6529               122100024
Scottsdale Villa Mirage                     none                     none
Scottsdale Villa Mirage                   2017-4235               122100024
Scottsdale Villa Mirage                   2017-4307               122100024
Scottsdale Villa Mirage                   1421-9011               122100024
Sedona Properties                         2363-9077               122100024
Sedona Properties                      various accts.
Sedona Properties                         0768-8821               122100024
Sedona Properties                         0768-9453               122100024
Sedona Properties                         2751-0916               122100024
Sedona Properties                         0768-8645               122100024
Sedona Properties                         2750-9886               122100024
Sedona Properties                         1005-8089               122100024
Sedona Properties                         2750-9907               122100024
Sedona Properties                         2248-4624               122100024
St. Croix - Carambola                      962-10                 101606216
St. Croix - Carambola                      856-18                 101606216
St. Croix - Carambola                       none                     none
St. Croix - Carambola                      818-17                 101606216
St. Croix - Carambola                       none                     none
St. Croix - Carambola                  726-10-999-8585
St. Croix - Carambola                      965-12                 101606216
St. Croix - Carambola                       none                     none
St. Croix - Carambola                      861-18                 101606216
St. Maarten, NV                           20016901                   N/A
Sunterra Corporation                     3751238429               111000012
Sunterra Corporation                    2000008319869             063000021
Sunterra Corporation                    2090002393011             063000021
Sunterra Corporation                   0059-0080390248            021000018
Sunterra Corporation                  224-90675-1-9-315           021000021
Sunterra Corporation                    2090002393037             063000021
Sunterra Corporation                    2000008319856             063000021
Sunterra Corporation                    2000008319953             063000021
Sunterra Corporation                     1420069295
Sunterra Corporation                        none                     none
Sunterra Corporation                        none                     none
Sunterra Finance                        69-7934-70-5
Sunterra Finance                          0311-2294               122100024
Sunterra Finance                          2313-5354
Sunterra Finance                         7508759557
Sunterra Finance                          0174-7034               122100024
Sunterra Finance

Sunterra Corporation et al., Debtors                                                                                   Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of January 31, 2001


Property Name                          Acct. Title                                                   Bank Name
-------------------------------------------------------------------------------------------------------------------------
Sunterra Finance                                                                                     none
Sunterra Finance                                                                                     LaSalle National Bank
Sunterra Finance                       Sunterra Financial Services, Inc.                             Bank of America
Tahoe Beach & Ski                      Resort Marketing Int                                          Bank of America
Tahoe Roundhill                                                                                      none
Tahoe Roundhill                                                                                      none
Tahoe Roundhill                                                                                      none
Tahoe Roundhill                                                                                      none
Tahoe Roundhill                        Resort Connections                                            Wells Fargo Bank
Tahoe Roundhill                        RMI Marketing                                                 Wells Fargo Bank
Tahoe Roundhill                                                                                      none
Village at Steamboat                                                                                 none
Village at Steamboat                                                                                 none
Villas de Santa Fe                                                                                   none
Villas de Santa Fe                     Signature Resorts Inc RMI Santa Fe                            Wells Fargo Bank
Villas de Santa Fe                                                                                   none
Villas on the Lake                                                                                   Bank of America
Villas on the Lake                                                                                   none
Virginia - Greensprings                                                                              Bank of America
Virginia - Powhatan                                                                                  Bank of America
Virginia - RMI                         Petty Cash                                                    Wachovia Bank
Virginia - RMI                         RMI Payroll Account                                           Wachovia Bank
Virginia - RMI                         RMI Virginia Operating Account                                Wachovia Bank

Property Name                       Bank Account #                ABA#
--------------------------------------------------------------------------
Sunterra Finance                        none                     none
Sunterra Finance                    69-7934-71-3
Sunterra Finance                    000880008065
Tahoe Beach & Ski                    0495910223               121000358
Tahoe Roundhill                         none                     none
Tahoe Roundhill                         none                     none
Tahoe Roundhill                         none                     none
Tahoe Roundhill                         none                     none
Tahoe Roundhill                      4159566660               121000248
Tahoe Roundhill                      0372117242               122101191
Tahoe Roundhill                         none                     none
Village at Steamboat                    none                     none
Village at Steamboat                    none                     none
Villas de Santa Fe                      none                     none
Villas de Santa Fe                   0644525651               107002192
Villas de Santa Fe                      none                     none
Villas on the Lake                  004771161038
Villas on the Lake                      none                     none
Virginia - Greensprings             004130354431
Virginia - Powhatan                 004112989170
Virginia - RMI                       7901037196               051000253
Virginia - RMI                       7901037153               051000253
Virginia - RMI                       7901037145               051000253

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                         $  14,392,135
Cash in escrow and restricted cash                                   52,125,744
Mortgages receivable, net                                           219,023,173
Retained interests                                                   28,465,049
Intercompany receivable                                             105,448,244
Due from related parties                                              7,916,163
Other receivables, net                                               41,914,353
Prepaid expenses and other assets                                    10,949,718
Investment in joint ventures                                          1,502,419
Real estate and development costs                                   269,231,281
Property and equipment, net                                          78,811,664
Intangible assets, net                                               34,934,994
                                                                  -------------

                                                                  $ 864,714,937
                                                                  =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                               86,731,683
Notes payable subject to compromise                                 684,435,744
Accounts payable not subject to compromise                           11,183,188
Accrued liabilities                                                  24,139,776
Notes payable not subject to compromise                              45,093,532
Deferred income taxes                                                 6,075,298
                                                                  -------------
                                                                    857,659,221

Stockholders' equity                                                  7,055,716
                                                                  -------------

Total liabilities and equity                                      $ 864,714,937
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
--------
Vacation interests sales                                            $ 2,553,219
Interest income                                                       2,718,869
Other income (loss)                                                    (617,845)
                                                                   ------------
     Total revenues                                                   4,654,243
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        571,713
Advertising, sales and marketing                                      2,736,093
Provision for doubtful accounts                                          73,392
Loan portfolio expenses                                                 772,439
General and administrative                                            1,712,358
Depreciation and amortization                                         1,406,165
                                                                   ------------
Total costs and operating expenses                                    7,272,160
                                                                   ------------

Income (loss) from operations                                        (2,617,917)

Interest expense                                                      2,342,822
Other nonoperating expenses                                                   -
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                      300,181
     Interest (Income)                                                  (58,256)
     Professional Services                                            2,525,679
                                                                   ------------

Income (loss) before provision for taxes                             (7,728,343)

Provision for income taxes                                                    -
                                                                              -
Net income (loss)                                                  $ (7,728,343)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                      Total
                                                               Consolidated
                                                                   Sunterra
                                                                Corporation
                                                                -----------
Beginning Cash Balance                                         $ 14,011,012 (a)

Interest Income on full DIP draw                                     34,585

Deposit/Collection:
------------------
Encore                                                              143,797
Rental Income                                                        85,333
Sports Package                                                       11,850
Ticket Sales                                                         55,000
Tour Sales                                                           13,862
Closing Costs                                                          (801)
Operating Refunds                                                   308,556
Escrow Funds                                                      1,685,779
Sunterra's Collections on Mortgages Receivable                    3,239,467
Sunterra Finance Servicing Fee Income                               106,615
Tax Refunds                                                         686,358
Employee Payroll Deduction Reimbursement                             80,916
HOA Property Insurance Reimbursement                                262,916
HOA WC/GL Insurance Reimbursement                                   131,104
HOA Health Insurance Reimbursement                                   27,046
Non-Debtor Insurance Reimbursement                                  307,406
Non-Debtor Reimbursements                                           502,409
                                                               ------------

    Subtotal-Deposit/Collection Inflows                           7,682,198

Resort Operating & Payroll Balances (added back)                  1,338,109

Other:
-----
Asset Sales                                                         229,867
Other                                                                     -
                                                               ------------

Total Cash Inflows                                                9,250,174

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------

Outflows:
--------
Operating-Corporate                                                     834,542
Operating-Sunterra Finance                                              264,848
Operating-Premier                                                         6,602
Operating-Carlsbad                                                        9,416
Operating-FATT                                                              471
Operating-Resorts                                                     1,221,826
Payroll-Corporate                                                       761,461
Payroll-Sunterra Finance                                                283,768
Payroll-Premier                                                          51,430
Payroll-Resorts(S&W)                                                    921,676
Commissions-Post                                                        607,311
HOA Subsidies & Maintenance Fees                                        611,544
Health Claims                                                           494,531
Workers' Comp./GL Premiums                                              138,505
Insurance - Coverage Premiums                                           695,272
Professional Fees                                                     1,492,902
DIP Financing Fees                                                       15,108
                                                                    -----------

Total Cash Outflows                                                   8,411,213


Capital Expenditures & Maintenance:
----------------------------------
Construction                                                                  -
Hurricane Repairs                                                             -

Interest:
--------
Interest Expense on D.I.P.                                              520,219

Other:
-----
                                                                              -
                                                                   ------------

Total Cash Outflows                                                   8,931,432
                                                                   ------------

Ending Cash Balance                                                  14,329,754
Non Cash Adjustments                                                     62,382
                                                                   ------------
Balance per Cash Flow                                              $ 14,392,136
                                                                   ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------

Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                           3,041,770
Salomon Smith Barney                                                 11,724,237
Resort Cash Accounts                                                  1,150,050
                                                                   ------------
Total Bank Balances                                                  15,916,057

Less Outstanding Checks                                              (1,523,921)
                                                                   ------------
Total Cash per Balance Sheet                                       $ 14,392,136
                                                                   ============

Difference                                                                   (0)


Notes to Debtor's Cash Flow:
---------------------------
a)  Beginning cash balance includes Corporate Cash only




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001


                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                  $  12,908,702
Cash in escrow and restricted cash                            13,322,330
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                      365,812,810
Due from related parties                                       2,899,738
Other receivables, net                                        15,891,295
Prepaid expenses and other assets                              7,635,971
Investment in joint ventures                                   1,502,420
Real estate and development costs                            101,016,264
Property and equipment, net                                   61,647,676
Intangible assets, net                                        25,976,087
                                                           -------------

                                                           $ 608,613,293
                                                           =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                        55,502,463
Notes payable subject to compromise                          585,460,462
Accounts payable not subject to compromise                     6,791,454
Accrued liabilities                                           13,900,957
Notes payable not subject to compromise                       45,093,532
Deferred income taxes                                          6,056,378
                                                           -------------
                                                             712,805,246

Stockholders' equity                                        (104,191,953)
                                                           -------------

Total liabilities and equity                               $ 608,613,293
                                                           =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $    197,311
Interest income                                                        -
Other income (loss)                                             (255,916)
                                                            ------------
     Total revenues                                              (58,605)
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  25,808
Advertising, sales and marketing                                 318,629
Provision for doubtful accounts                                    3,540
Loan portfolio expenses                                              420
General and administrative                                     1,714,426
Depreciation and amortization                                  1,244,969
                                                            ------------
Total costs and operating expenses                             3,307,792
                                                            ------------

Income (loss) from operations                                 (3,366,397)

Interest expense                                               1,411,790
Other nonoperating expenses                                            -
Realized (gain) on available-for-sale securities                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                               300,181
     Interest (Income)                                           (58,256)
     Professional Services                                     2,525,679
                                                            ------------

Income (loss) before provision for taxes                      (7,545,791)

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $ (7,545,791)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                Sunterra
Legal entity                                                 Corporation
Bankruptcy filing number                                    00-5-6931-JS
                                                            ------------
Inflows:
-------
Interest Income on D.I.P.                                 $       34,585

Deposit/Collection
------------------
Encore                                                            23,116
Rental Income                                                     85,333
Tour Sales                                                         5,091
Closing Costs                                                       (801)
Operating Refunds                                                215,852
Escrow Funds                                                     275,267
Sunterra's Collections on Mortgages Receivable                 3,238,821
Tax Refunds                                                      686,358
Employee Payroll Deduction Reimbursement                          43,131
HOA Property Insurance Reimbursement                             262,916
HOA WC/GL Insurance Reimbursement                                131,104
HOA Health Insurance Reimbursement                                27,046
Non-Debtor Insurance Reimbursement                               307,406
Non-Debtor Reimbursements                                        350,286
                                                          --------------
    Subtotal-Deposit/Collection Inflows                        5,685,509

Other
-----
Asset Sales                                                      229,867
Other                                                                  -
                                                          --------------
    Total Cash Inflows                                         5,915,376

Outflows:
--------
Operating-Corporate                                              834,546
Operating-FATT                                                       471
Operating-Resorts                                                184,459
Payroll-Corporate                                                761,461
Payroll-Resorts(S&W)                                              66,571
Commissions-Post                                                  48,657
HOA Subsidies & Maintenance Fees                                 602,729
Health Claims                                                    494,531
Workers' Comp./GL Premiums                                       138,505
Insurance - Coverage Premiums                                    688,791
Professional Fees                                              1,492,902
DIP Financing Fees                                                15,108
                                                          --------------
    Total Cash Outflows                                        5,328,731


Interest
--------
Interest Expense on D.I.P.                                       520,219

Other
-----
Other                                                                  -
                                                          --------------
    Total Cash Outflows                                   $    5,848,950
                                                          --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $   217,362
Cash in escrow and restricted cash                                253,165
Mortgages receivable, net                                             119
Retained interests                                                      -
Intercompany receivable                                        (5,070,720)
Due from related parties                                        3,530,668
Other receivables, net                                          3,040,735
Prepaid expenses and other assets                                 499,252
Investment in joint ventures                                            -
Real estate and development costs                              17,755,460
Property and equipment, net                                       251,768
Intangible assets, net                                                  -
                                                              -----------

                                                              $20,477,809
                                                              ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                          2,600,901
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        243,749
Accrued liabilities                                             2,151,613
Notes payable not subject to compromise                                 -
Deferred income taxes                                              18,920
                                                              -----------
                                                                5,015,183

Stockholders' equity                                           15,462,626
                                                              -----------

Total liabilities and equity                                  $20,477,809
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                        $ 545,369
Interest income                                                         -
Other income (loss)                                               (75,423)
                                                                ---------
     Total revenues                                               469,946
                                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   91,872
Advertising, sales and marketing                                  356,540
Provision for doubtful accounts                                         -
Loan portfolio expenses                                             7,857
General and administrative                                         93,082
Depreciation and amortization                                         669
                                                                ---------
Total costs and operating expenses                                550,020
                                                                ---------

Income (loss) from operations                                     (80,074)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                          (80,074)

Provision for income taxes                                              -
                                                                        -
Net income (loss)                                               $ (80,074)
                                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                 AKGI St.
Legal entity                                                  Maarten, NV
Bankruptcy filing number                                     00-5-6933-JS
                                                             ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                            $ 2,871
Timeshare Sales                                                         -
                                                                  -------

    Subtotal-Deposit/Collection Inflows                             2,871

Other
-----
Other                                                                   -
                                                                  -------

    Total Cash Inflows                                              2,871

Outflows:
--------
Operating-Resorts                                                       -
                                                                  -------

    Total Cash Outflows                                           $     -
                                                                  -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                          $       -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                   ---------

                                                                   $       -
                                                                   =========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                           -
                                                                   ---------

Stockholders' equity                                                       -
                                                                           -

Total liabilities and equity                                       $       -
                                                                   =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                           $       -
Interest income                                                            -
Other income (loss)                                                        -
                                                                   ---------
     Total revenues                                                        -
                                                                   ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                                   ---------
Total costs and operating expenses                                         -
                                                                   ---------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                   ---------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                                   ---------
Net income (loss)                                                  $       -
                                                                   ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    231,552
Cash in escrow and restricted cash                              3,927,928
Mortgages receivable, net                                       1,478,890
Retained interests                                                      -
Intercompany receivable                                        37,722,117
Due from related parties                                           16,675
Other receivables, net                                          6,421,573
Prepaid expenses and other assets                                 828,395
Investment in joint ventures                                            -
Real estate and development costs                              26,545,279
Property and equipment, net                                     1,914,282
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 79,086,691
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          3,959,207
Notes payable subject to compromise                             1,426,276
Accounts payable not subject to compromise                      1,320,167
Accrued liabilities                                             1,711,985
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                8,417,635

Stockholders' equity                                           70,669,056
                                                             ------------

Total liabilities and equity                                 $ 79,086,691
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                      $ 1,522,907
Interest income                                                    31,776
Other income (loss)                                              (112,125)
                                                              -----------
     Total revenues                                             1,442,558
                                                              -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  387,010
Advertising, sales and marketing                                1,433,449
Provision for doubtful accounts                                         -
Loan portfolio expenses                                             4,415
General and administrative                                        101,838
Depreciation and amortization                                      28,922
                                                              -----------
Total costs and operating expenses                              1,955,634
                                                              -----------

Income (loss) from operations                                    (513,076)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                              -----------

Income (loss) before provision for taxes                         (513,076)

Provision for income taxes                                              -
                                                              -----------
Net income (loss)                                             $  (513,076)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                        $     3,624
Ticket Sales                                                          807
Operating Refunds                                                  92,791
Escrow Funds                                                      842,707
Sunterra's Collections on Mortgages Receivable                        646
                                                              -----------

    Subtotal-Deposit/Collection Inflows                           940,575

Other
-----
Asset Sales                                                             -
                                                              -----------

    Total Cash Inflows                                            940,575
                                                              -----------

Outflows:
--------
Operating-Resorts                                                 335,977
Payroll-Resorts(S&W)                                              444,660
Commissions-Post                                                  461,299
HOA Subsidies & Maintenance Fees                                    6,697
Insurance - Coverage Premiums                                       5,703
                                                              -----------

    Total Cash Outflows                                       $ 1,254,335
                                                              -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                                 81,709
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (7,016,542)
Due from related parties                                          198,074
Other receivables, net                                            951,180
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                               3,776,522
Property and equipment, net                                        52,190
Intangible assets, net                                                  -
                                                              -----------

                                                              $(1,956,867)
                                                              ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            220,802
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                            363
Accrued liabilities                                                 6,352
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                  227,517

Stockholders' equity                                           (2,184,384)
                                                              -----------

Total liabilities and equity                                  $(1,956,867)
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                        $       -
Interest income                                                         -
Other income (loss)                                               (15,000)
                                                                ---------
     Total revenues                                               (15,000)
                                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                    4,990
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                            694
Depreciation and amortization                                           -
                                                                ---------
Total costs and operating expenses                                  5,684
                                                                ---------

Income (loss) from operations                                     (20,684)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                          (20,684)

Provision for income taxes                                              -
                                                                ---------
Net income (loss)                                               $ (20,684)
                                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                              All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                          $    981
Tour Sales                                                             -
                                                                --------

    Subtotal-Deposit/Collection Inflows                              981

Other
-----
Asset Sales                                                            -
                                                                --------

    Total Cash Inflows                                               981
                                                                --------

Outflows:
--------
Operating-Resorts                                                  1,503
                                                                --------

    Total Cash Outflows                                         $  1,503
                                                                --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $      7,808
Cash in escrow and restricted cash                               1,978,350
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (14,840,926)
Due from related parties                                           858,643
Other receivables, net                                           5,455,452
Prepaid expenses and other assets                                   33,627
Investment in joint ventures                                             -
Real estate and development costs                               20,873,223
Property and equipment, net                                        527,569
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 14,893,746
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,210,099
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         147,558
Accrued liabilities                                              2,224,985
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 4,582,642

Stockholders' equity                                            10,311,104
                                                              ------------

Total liabilities and equity                                  $ 14,893,746
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                         $  68,495
Interest income                                                          -
Other income (loss)                                                 15,249
                                                                 ---------
     Total revenues                                                 83,744
                                                                 ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     6,659
Advertising, sales and marketing                                    87,551
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                         (14,176)
Depreciation and amortization                                       17,725
                                                                 ---------
Total costs and operating expenses                                  97,759
                                                                 ---------

Income (loss) from operations                                      (14,015)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                           (14,015)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $ (14,015)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                           $  11,842
Tour Sales                                                             (75)
Escrow Funds                                                       199,216
Employee Payroll Deduction Reimbursement                             2,169
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            213,152

Other
-----
Asset Sales                                                              -
                                                                 ---------

Total Cash Inflows                                                 213,152
                                                                 ---------

Outflows:
--------
Operating-Resorts                                                  111,400
Payroll-Resorts(S&W)                                                27,025
Commissions-Post                                                    19,807
HOA Subsidies & Maintenance Fees                                         -
                                                                 ---------

Total Cash Outflows                                              $ 158,232
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                     $         -
Cash in escrow and restricted cash                              1,297,221
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        19,380,320
Due from related parties                                          267,082
Other receivables, net                                          1,136,572
Prepaid expenses and other assets                                   2,025
Investment in joint ventures                                            -
Real estate and development costs                              12,259,615
Property and equipment, net                                     1,771,396
Intangible assets, net                                                  -
                                                              -----------

                                                              $36,114,231
                                                              ===========

Liabilities and equity:
----------------------
Accounts payable subject to compromise                          1,671,979
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                          6,158
Accrued liabilities                                               355,954
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                2,034,091

Stockholders' equity                                           34,080,140
                                                              -----------

Total liabilities and equity                                  $36,114,231
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                        $  32,105
Interest income                                                         -
Other income (loss)                                                (7,535)
                                                                ---------
     Total revenues                                                24,570
                                                                ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    7,845
Advertising, sales and marketing                                   13,217
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          9,613
Depreciation and amortization                                      12,401
                                                                ---------
Total costs and operating expenses                                 43,076
                                                                ---------

Income (loss) from operations                                     (18,506)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                ---------

Income (loss) before provision for taxes                          (18,506)

Provision for income taxes                                              -
                                                                ---------
Net income (loss)                                               $ (18,506)
                                                                =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                             Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                     00-5-6946-JS
                                                             ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                        $       -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                                 ---------

                                                                 $       -
                                                                 =========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                                 ---------
                                                                         -

Stockholders' equity                                                     -
                                                                 ---------

Total liabilities and equity                                     $       -
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                           $     -
Interest income                                                          -
Other income (loss)                                                      -
                                                                   -------
     Total revenues                                                      -
                                                                   -------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                                   -------
Total costs and operating expenses                                       -
                                                                   -------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                   -------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                                   -------
Net income (loss)                                                  $     -
                                                                   =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Assets:
------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                      -
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (3,827,600)
Due from related parties                                                -
Other receivables, net                                            456,268
Prepaid expenses and other assets                                  85,956
Investment in joint ventures                                            -
Real estate and development costs                                 552,740
Property and equipment, net                                        11,111
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (2,721,525)
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             28,378
Notes payable subject to compromise                             1,154,643
Accounts payable not subject to compromise                              -
Accrued liabilities                                                85,199
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                1,268,220

Stockholders' equity                                           (3,989,745)
                                                             ------------

Total liabilities and equity                                 $ (2,721,525)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                         $      -
Interest income                                                         -
Other income (loss)                                                (7,100)
                                                                 --------
     Total revenues                                                (7,100)
                                                                 --------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                              -
Depreciation and amortization                                           -
                                                                 --------
Total costs and operating expenses                                      -
                                                                 --------

Income (loss) from operations                                      (7,100)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                 --------

Income (loss) before provision for taxes                           (7,100)

Provision for income taxes                                              -
                                                                 --------
Net income (loss)                                                $ (7,100)
                                                                 ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                   Harich
                                                                    Tahoe
Legal entity                                                  Development
Bankruptcy filing number                                     00-5-6948-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                           $     -
                                                                 -------

    Subtotal-Deposit/Collection Inflows                                -

Other
-----
Asset Sales                                                            -
                                                                 -------

    Total Cash Inflows                                                 -
                                                                 -------

Outflows:
--------
Operating-Resorts                                                      -
                                                                 -------
    Total Cash Outflows                                          $     -
                                                                 -------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001


                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     31,065
Cash in escrow and restricted cash                               2,266,197
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (29,752,948)
Due from related parties                                                 -
Other receivables, net                                           2,499,435
Prepaid expenses and other assets                                   50,587
Investment in joint ventures                                             -
Real estate and development costs                               46,018,073
Property and equipment, net                                        138,574
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 21,250,983
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           4,231,312
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         601,404
Accrued liabilities                                              1,985,770
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 6,818,486

Stockholders' equity                                            14,432,497
                                                              ------------

Total liabilities and equity                                  $ 21,250,983
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                         $       -
Interest income                                                          -
Other income (loss)                                                 30,102
                                                                 ---------
     Total revenues                                                 30,102
                                                                 ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                    23,102
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                178
General and administrative                                          16,634
Depreciation and amortization                                        6,427
                                                                 ---------
Total costs and operating expenses                                  46,341
                                                                 ---------

Income (loss) from operations                                      (16,239)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                           (16,239)

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $ (16,239)
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                           $   2,940
Non-Debtor Reimbursements                                          152,123
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            155,063
                                                                 ---------

Other
-----
Asset Sales                                                              -
                                                                 ---------
    Total Cash Inflows                                             155,063
                                                                 ---------

Outflows:
--------
Operating-Resorts                                                  125,624
Payroll-Resorts(S&W)                                                61,700
Commissions-Post                                                    48,400
HOA Subsidies & Maintenance Fees                                         -
                                                                 ---------

    Total Cash Outflows                                          $ 235,724
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     77,296
Cash in escrow and restricted cash                               1,980,674
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (24,305,226)
Due from related parties                                            16,624
Other receivables, net                                           1,548,461
Prepaid expenses and other assets                                  468,043
Investment in joint ventures                                             -
Real estate and development costs                               22,000,371
Property and equipment, net                                      5,467,287
Intangible assets, net                                                   -
                                                              ------------

                                                              $  7,253,530
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           3,033,693
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         307,352
Accrued liabilities                                                285,822
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 3,626,867

Stockholders' equity                                             3,626,663
                                                              ------------

Total liabilities and equity                                  $  7,253,530
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                        $   58,917
Interest income                                                          -
Other income (loss)                                                (19,614)
                                                                ----------
     Total revenues                                                 39,303
                                                                ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    25,424
Advertising, sales and marketing                                   129,202
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          10,558
Depreciation and amortization                                       19,413
                                                                ----------
Total costs and operating expenses                                 184,597
                                                                ----------

Income (loss) from operations                                     (145,294)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                ----------

Income (loss) before provision for taxes                          (145,294)

Provision for income taxes                                               -
                                                                ----------
Net income (loss)                                               $ (145,294)
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                     MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                           $  59,861
Tour Sales                                                            (375)
Operating Refunds                                                      (87)
Escrow Funds                                                        88,193
Employee Payroll Deduction Reimbursement                             1,466
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            149,058

Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                             149,058
                                                                 ---------

Outflows:
--------
Operating-Resorts                                                   23,644
Payroll-Resorts(S&W)                                                51,272
Commissions-Post                                                    26,707
HOA Subsidies & Maintenance Fees                                         -
                                                                 ---------

    Total Cash Outflows                                          $ 101,623
                                                                 ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                     $    35,679
Cash in escrow and restricted cash                                280,086
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                          (178,581)
Due from related parties                                            3,541
Other receivables, net                                            749,444
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                                 503,398
Property and equipment, net                                       128,231
Intangible assets, net                                                  -
                                                              -----------

                                                              $ 1,521,798
                                                              ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            452,461
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                          1,191
Accrued liabilities                                                52,626
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                              -----------
                                                                  506,278

Stockholders' equity                                            1,015,520
                                                              -----------

Total liabilities and equity                                  $ 1,521,798
                                                              ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                         $      -
Interest income                                                         -
Other income (loss)                                                     -
                                                                 --------
     Total revenues                                                     -
                                                                 --------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        -
Advertising, sales and marketing                                        -
Provision for doubtful accounts                                         -
Loan portfolio expenses                                                 -
General and administrative                                          1,329
Depreciation and amortization                                           -
                                                                 --------
Total costs and operating expenses                                  1,329
                                                                 --------

Income (loss) from operations                                      (1,329)

Interest expense                                                        -
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                                 --------

Income (loss) before provision for taxes                           (1,329)

Provision for income taxes                                              -
                                                                 --------
Net income (loss)                                                $ (1,329)
                                                                 ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                               Port Royal
Legal entity                                                 Resort, L.P.
Bankruptcy filing number                                     00-5-6957-JS
                                                             ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                           $    541
Sports Package                                                     11,850
Escrow Funds                                                        5,508
                                                                 --------

    Subtotal-Deposit/Collection Inflows                            17,899

Other
-----
Asset Sales                                                             -
                                                                 --------

    Total Cash Inflows                                             17,899
                                                                 --------

Outflows:
--------
Operating-Resorts                                                       -
                                                                 --------

    Total Cash Outflows                                          $      -
                                                                 --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 778,493
Mortgages receivable, net                                        1,457,400
Retained interests                                                       -
Intercompany receivable                                         15,228,753
Due from related parties                                           335,701
Other receivables, net                                           1,863,037
Prepaid expenses and other assets                                 (209,338)
Investment in joint ventures                                             -
Real estate and development costs                                9,269,912
Property and equipment, net                                         48,258
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 28,772,216
                                                              ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           1,096,353
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                           6,063
Accrued liabilities                                                332,363
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,434,779

Stockholders' equity                                            27,337,437
                                                              ------------

Total liabilities and equity                                  $ 28,772,216
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                         $ 128,115
Interest income                                                          -
Other income (loss)                                                (50,326)
                                                                 ---------
     Total revenues                                                 77,789
                                                                 ---------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    27,095
Advertising, sales and marketing                                    37,092
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                           8,308
Depreciation and amortization                                        2,291
                                                                 ---------
Total costs and operating expenses                                  74,786
                                                                 ---------

Income (loss) from operations                                        3,003

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                 ---------

Income (loss) before provision for taxes                             3,003

Provision for income taxes                                               -
                                                                 ---------
Net income (loss)                                                $   3,003
                                                                 =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
-------


Deposit/Collection
------------------
Encore                                                           $  14,531
Tour Sales                                                           9,082
Escrow Funds                                                       266,946
Employee Payroll Deduction Reimbursement                            16,305
                                                                 ---------

    Subtotal-Deposit/Collection Inflows                            306,864

Other
-----
Asset Sales                                                              -
                                                                 ---------

    Total Cash Inflows                                             306,864
                                                                 ---------

Outflows:
--------
Operating-Resorts                                                   84,634
Payroll-Resorts(S&W)                                               270,449
HOA Subsidies & Maintenance Fees                                     2,118
                                                                 ---------

    Total Cash Outflows                                          $ 357,201
                                                                 ---------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $    107,128
Cash in escrow and restricted cash                                  565,483
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (5,602,540)
Due from related parties                                           (286,228)
Other receivables, net                                               98,180
Prepaid expenses and other assets                                   710,077
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                         671,385
Intangible assets, net                                                    -
                                                               ------------

                                                               $ (3,736,515)
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            4,115,274
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          240,521
Accrued liabilities                                                  83,906
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,439,701

Stockholders' equity                                             (8,176,216)
                                                               ------------

Total liabilities and equity                                   $ (3,736,515)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                         $        -
Interest income                                                           -
Other income (loss)                                                    (866)
                                                                 ----------
     Total revenues                                                    (866)
                                                                 ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                    332,321
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                          (95,586)
Depreciation and amortization                                        15,517
                                                                 ----------
Total costs and operating expenses                                  252,252
                                                                 ----------

Income (loss) from operations                                      (253,118)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                           (253,118)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                $ (253,118)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                     Resort
                                                                  Marketing
Legal entity                                               Internat'l, Inc.
Bankruptcy filing number                                       00-5-6961-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                            $  23,064
Ticket Sales                                                         55,000
Tour Sales                                                             (668)
Employee Payroll Deduction Reimbursement                               (464)
                                                                  ---------

    Subtotal-Deposit/Collection Inflows                              76,933

Other
-----
Asset Sales                                                               -
                                                                  ---------

    Total Cash Inflows                                               76,933
                                                                  ---------

Outflows:
--------
Operating-Premier                                                     6,602
Operating-Carlsbad                                                    9,416
Operating-Resorts                                                   341,333
Payroll-Premier                                                      51,430
Commissions-Post                                                      2,441
                                                                  ---------

    Total Cash Outflows                                           $ 411,221
                                                                  ---------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,373,387)
Due from related parties                                               -
Other receivables, net                                           317,709
Prepaid expenses and other assets                                 91,667
Investment in joint ventures                                           -
Real estate and development costs                              2,124,885
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $ 1,160,874
                                                             ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                              130,001
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 130,001

Stockholders' equity                                           1,030,873
                                                             -----------

Total liabilities and equity                                 $ 1,160,874
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                               (8,333)
                                                            ------------
     Total revenues                                               (8,333)
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                     (8,333)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                          (8,333)

Provision for income taxes                                             -
                                                                       -
                                                            ------------
Net income (loss)                                               $ (8,333)
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                               Ridge Point
                                                                   Limited
Legal entity                                                   Partnership
Bankruptcy filing number                                      00-5-6962-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
                                                                       -
                                                            ------------
Total costs and operating expenses
                                                                       -

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------

Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                   $      519,401
Cash in escrow and restricted cash                              25,297,040
Mortgages receivable, net                                      214,323,207
Retained interests                                              28,465,049
Intercompany receivable                                       (232,487,492)
Due from related parties                                          (157,805)
Other receivables, net                                           1,017,350
Prepaid expenses and other assets                                  433,404
Investment in joint ventures                                            (1)
Real estate and development costs                                        -
Property and equipment, net                                        697,391
Intangible assets, net                                           8,958,907
                                                            --------------

                                                            $   47,066,451
                                                            ==============

Liabilities and equity:
-----------------------

Accounts payable subject to compromise                           5,240,987
Notes payable subject to compromise                             96,380,435
Accounts payable not subject to compromise                       1,383,410
Accrued liabilities                                                394,109
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                                         -
                                                            --------------
                                                               103,398,941

Stockholders' equity                                           (56,332,490)
                                                            --------------

Total liabilities and equity                                $   47,066,451
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                            --------------
Revenues:
---------
Vacation interests sales                                    $            -
Interest income                                                  2,687,093
Other income (loss)                                                 52,624
                                                            --------------
     Total revenues                                              2,739,717
                                                            --------------

Costs and operating expenses:
-----------------------------

Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     54,027
Loan portfolio expenses                                            759,510
General and administrative                                        (140,904)
Depreciation and amortization                                       15,150
                                                            --------------
Total costs and operating expenses                                 687,783
                                                            --------------

Income (loss) from operations                                    2,051,934

Interest expense                                                   931,032
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                            --------------

Income (loss) before provision for taxes                         1,120,902

Provision for income taxes                                               -
                                                            --------------
Net income (loss)                                           $    1,120,902
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                $        7,943
Sunterra Finance Servicing Fee Income                              106,615
Employee Payroll Deduction Reimbursement                            18,309
                                                            --------------

    Subtotal-Deposit/Collection Inflows                            132,867

Other
-----

Asset Sales                                                              -
                                                            --------------

    Total Cash Inflows                                             132,867
                                                            --------------

Outflows:
---------

Operating-Sunterra Finance                                         264,848
Payroll-Sunterra Finance                                           283,768
Insurance - Coverage Premiums                                          778
                                                            --------------

    Total Cash Outflows                                     $      549,394
                                                            --------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $    256,142
Cash in escrow and restricted cash                                  97,068
Mortgages receivable, net                                        1,763,557
Retained interests                                                       -
Intercompany receivable                                        (11,326,006)
Due from related parties                                           233,450
Other receivables, net                                             274,381
Prepaid expenses and other assets                                  320,052
Investment in joint ventures                                             -
Real estate and development costs                                6,535,539
Property and equipment, net                                      5,484,546
Intangible assets, net                                                   -
                                                              ------------
                                                              $  3,638,729
                                                              ============
Liabilities and equity:
----------------------

Accounts payable subject to compromise                             871,392
Notes payable subject to compromise                                 13,928
Accounts payable not subject to compromise                          96,613
Accrued liabilities                                                438,133
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,420,066

Stockholders' equity                                             2,218,663
                                                              ------------

Total liabilities and equity                                  $  3,638,729
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                        $        -
Interest income                                                          -
Other income (loss)                                               (163,582)
                                                                ----------
     Total revenues                                               (163,582)
                                                                ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                     15,825
Loan portfolio expenses                                                 59
General and administrative                                             275
Depreciation and amortization                                       42,681
                                                                ----------
Total costs and operating expenses                                  58,840
                                                                ----------

Income (loss) from operations                                     (222,422)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                ----------

Income (loss) before provision for taxes                          (222,422)

Provision for income taxes                                               -
                                                                ----------
Net income (loss)                                               $ (222,422)
                                                                ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                         $       426
                                                               -----------
    Subtotal-Deposit/Collection Inflows                                426

Other
-----
Asset Sales                                                              -
                                                               -----------

    Total Cash Inflows                                                 426
                                                               -----------

Outflows:
--------
Operating-Resorts                                                        -
                                                               -----------

    Total Cash Outflows                                        $         -
                                                               -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                          -
                                                               ------------

                                                               $          -
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                          -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                   $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------
                                                                          -

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
January 31, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                       $         -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,086,212
Due from related parties                                                  -
Other receivables, net                                              193,281
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                                -----------

                                                                $ 3,279,493
                                                                ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,496,382
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                           37,185
Accrued liabilities                                                       1
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                -----------
                                                                  1,533,568

Stockholders' equity                                              1,745,925
                                                                -----------

Total liabilities and equity                                    $ 3,279,493
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended January 31, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                           $      -
Interest income                                                           -
Other income (loss)                                                       -
                                                                   --------
     Total revenues                                                       -
                                                                   --------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            6,267
Depreciation and amortization                                             -
                                                                   --------
Total costs and operating expenses                                    6,267
                                                                   --------

Income (loss) from operations                                        (6,267)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                   --------

Income (loss) before provision for taxes                             (6,267)

Provision for income taxes                                                -
                                                                   --------
Net income (loss)                                                  $ (6,267)
                                                                   ========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Flow Statement
For the Month Ended January 31, 2001

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
    Other-Design International                                     $      -
                                                                   --------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                                   --------

    Total Cash Inflows                                                    -
                                                                   --------

Outflows:
--------
Operating-Resorts                                                    13,253
                                                                   --------

    Total Cash Outflows                                            $ 13,253
                                                                   --------